 Exhibit 99.1

Clean Vision Announces Clean-Seas MOU for Pyrolysis Plants to Ready Southeast Asia Project for Launch

LOS ANGELES, CA – May 10, 2023 –

Clean Vision Corporation (OTCQB: CLNV) (“Clean Vision” or the “Company”), an emerging leader in the sustainable clean technology and green energy sectors, is excited to announce that its wholly owned subsidiary, Clean-Seas, Inc. (“Clean-Seas”), has signed a Memorandum Of Understanding (the “MOU” or the “Partnership”) with Laubros Holdings (M) Sdn Bhd (“Laubros”), a Malaysian-based engineering, procurement, and construction firm.

The MOU relates to Laubros delivering R&D research labs, warehousing, and pyrolysis facilities to serve as foundational plant for Clean-Seas’s Southeast Asia regional expansion.

“This partnership is a major development in the process of scaling our Plastic Conversion Network (PCN) project as we push hard to emerge as the #1 waste-plastic conversion operation on the planet,” stated Dan Bates, CEO of Clean Vision Corp. “It’s great to partner with Laubros and tap into the firm’s top-tier expertise, talent, and resources. We have already developed overwhelming confidence in their ability to deliver this project on time, within budget, and above industry standards for quality. That confidence better positions Clean-Seas to mobilize our innovative solutions with maximum impact targeting the region's plastic waste.”

The PCN project is a revolutionary initiative by Clean-Seas to combat the growing plastic waste crisis by converting plastic waste into valuable products such as fuels, chemicals, and other materials. The partnership with Laubros Holdings will enable Clean-Seas to expand its global presence while delivering innovative solutions to the Southeast Asia region.

Laubros Managing Director, Dato Lau Chuan Hoo, also expressed keen enthusiasm about the partnership. "We are excited to partner with Clean-Seas. This collaboration will enable us to provide innovative solutions that stand to drive fresh support for the region's plastic waste management efforts. And we look forward to demonstrating our ongoing commitment to delivering world-class industrial construction solutions to our valued clients."

This MOU marks a significant development in Clean-Seas's PCN project, expanding the Company’s global presence through collaboration with a reputable partner that is well-positioned to deliver high-quality industrial construction solutions in the Southeast Asia region. With their combined expertise and resources, Clean-Seas and Laubros are united in their shared commitment to deliver innovative and impactful solutions geared toward making a game-changing impact on the environment while simultaneously contributing to the region's economic growth and development.

Once established, Clean-Seas Malaysia will be a Joint Venture between the Company and Roselle Capital, a boutique investment firm with deep connections in China, Malaysia, and throughout Southeast Asia.

Shaun Wootton, Managing Director of Roselle Capital, noted, “This JV couldn’t come at a better time as the Southeast Asia region is looking to demonstrate its commitment to a cleaner, more prosperous future for its people. Clean-Seas and Roselle have been working together on this since before Covid delivered a crippling blow to the global business environment in early 2020, and we believe the progress Clean-Seas has made in the interim materially elevates the viability of the project.”

The project, as designed, is to commission PCN waste plastic conversion facilities throughout Southeast Asia, with the first set to take root in Sabah, Malaysia. Each facility will be located at or near a deep-water port enabling easy access for aggregating waste plastic from the region. Initially, the facilities will convert the huge volume of existing feedstock before looking beyond the Malaysian borders.

The concept of the PCN is to establish conversion facilities as close to the source of the waste stream as possible and to convert the feedstock into clean commodities, including the Company’s branded AquaH™ clean hydrogen, using pyrolysis technology, all in a Basel Convention compliant manner.

“After Covid shut down the momentum we had built up in Malaysia, I didn’t expect it to restart in such a positive and aggressive manner,” continued Bates. “With the support of the new administration, in concert with our strong working relationship with Roselle, we anticipate establishing facilities at scale throughout the region from 2024.”

Funding for phase one of the project is estimated at approximately USD$500 million and expected to be secured by Roselle Capital. Additional investment for the public-private partnership may be secured through debt and equity investment. In addition, management anticipates the issuance and launch of a green bond to further support the growth of the Company throughout the region.

“The enormity of the problem and the timeliness of the Clean-Seas PCN solution makes this an eminently fundable project with our long-standing investors and strategic partners,” added Wootton.

Management expects both State and Federal final approval notices for the site within the next 12 months.

About Clean Vision

Clean Vision is a public company that operates and is intending to acquire and operate a portfolio of synergistic companies in the sustainable clean technology and green energy sectors. For more information, visit: cleanvisioncorp.com and follow us on Twitter: @CleanVisionCorp

About Clean-Seas

Clean-Seas, Inc. is a wholly owned subsidiary of Clean Vision. It is working to provide efficient and cost-effective technology solutions that address locally the global waste plastic crisis as creating economic opportunity and social benefit across the world. Clean-Seas plans to work towards offering "best in class" pyrolysis technology deployment with strategic alliances for plastic diversion and conversion, including securing feedstock of plastic and off-take agreements. For more information, visit: clean-seas.com.

About Roselle Capital

Roselle Capital is an independent Private Equity brokerage, capital introduction boutique with expanded sector coverage and a focused approach. With a global network of wealth managers, family offices, investment companies, enterprises and UHNW, Roselle provide tailored solution to our clients. For more information, visit: rosellecapital.com.

About Laubros Holdings (M) Sdn Bhd

Laubros Holdings (M) Sdn Bhd was incorporated as a privately owned company in 1994. It specializes in industrial projects ranging from factory and warehousing to oil and gas. Laubros is registered as a Construction Industry Development Board (CIDB) contractor and is certified as a G7 contractor in the categories of B, CE, & ME. Laubros can provide fast-track turnkey solution to all types of related projects in order to maintain continual improvement in its capacity to offer specialized services for clients, fulfilling needs through unsurpassed quality in results. Laubros is committed to exceeding the expectations of its clients by consistently completing projects on time and within budget.

For more information, visit: laubros.com

Cautionary Note Regarding Forward-Looking Statements

This press release includes express or implied statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and may contain projections of our future results of operations or of our financial information or state other forward-looking information. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, statements about our future financial performance, including our revenue, cash flows, costs of revenue and operating expenses; our anticipated growth; our predictions about our industry; the impact of the COVID-19 pandemic on our business and our ability to attract, retain and cross-sell to clients. The forward-looking statements contained in this press release are also subject to other risks and uncertainties. The forward-looking statements in this press release speak only as of the date on which the statements are made. We undertake no obligation to update, and expressly disclaim the obligation to update, any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Contact
Clean Vision Corporation
Dan Bates, CEO
d.bates@cleanvisioncorp.com

Investors
Frank Benedetto
619-915-9422

Media/Public Relations
Phoenix Media & Marketing
info@phoenix-mediamarketing.com

SOURCE: Clean Vision Corporation